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                                                                 EXHIBIT (10)(c)
                                                   CONFORMED COPY FILED WITH SEC

                                                                      AS ADOPTED

                PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP

                      1996 LONG TERM STOCK INCENTIVE PLAN


Section 1.  Purposes

         The general purposes of this 1996 Long Term Stock Incentive Plan (the "Plan") are to encourage selected employees of and consultants to Professionals Insurance Company Management Group (the "Company") and its Affiliates (as hereinafter defined) to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company's future success and prosperity, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.


Section 2.  Certain Additional Definitions

         The following terms have the following respective meanings under the
Plan:

                 "Affiliate" means any entity in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles and any other entity in which the Company has a significant direct or indirect equity interest as determined by the Committee.

                 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

                 "Award Agreement" means a written agreement, contract, or other instrument or document evidencing an Award.

                 "Board" means the Board of Directors of the Company.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Committee" means a committee of the Company's directors designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3, or, to the extent provided in
         Section 3 of the Plan, another director or group of directors to whom authority has been delegated pursuant to Section 3(m).
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                 "Disability" means, with respect to a given Participant at a given time, any medically determinable physical or mental impairment that the Committee, on the basis of competent medical evidence, reasonably determines has rendered or will render the Participant permanently and totally disabled with the meaning of Section 422(c)(6) of the Code (or such successor section as is in effect at the time).

                 "Dividend Equivalent" means a right granted under Section 6(f) of the Plan.

                 "Effective Time" means the Effective Time as defined in the Reorganization Agreement dated May 13, 1996 among the Company, PICOM Interim Insurance Company and PICOM Insurance Company.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" means, with respect to a Share on a given date: (a) if the Shares are listed for trading on a national securities exchange (including, for this purpose, the National Market System ("NMS") of the National Association of Securities Dealers Automated Quotation System ("NASDAQ")) on such date, the closing Share price on such exchange (or, if there is more than one, the principal such exchange), or, for the NMS, the last sale price, on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which Shares were there traded if no Shares were traded on the immediately preceding day; (b) if the Shares are not listed for trading on any securities exchange (including the NMS) on such date but are reported by NASDAQ, and market information concerning the Shares is published on a regular basis in The New York Times or The Wall Street Journal, the average of the daily bid and asked prices of the Shares, as so published, on the day nearest preceding the date in question for which such prices were published; (c) if (a) is inapplicable and market information concerning the Shares is not regularly published as described in (b), the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day nearest preceding the date in question as recorded by NASDAQ (or, if NASDAQ does not record such prices for the Shares, another generally accepted reporting service); or (d) if none of the foregoing are applicable, the fair market value of a Share as of the date in question, as determined by the Committee.

                 "Incentive Stock Option" means an Option that meets the requirements of Section 422 of the Code (or any successor provision in effect at a relevant time) and that is identified as intended to be an Incentive Stock Option in the Award Agreement evidencing the Option.





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                 "Non-Qualified Stock Option" means an Option that is not an
         Incentive Stock Option.

                 "Option" means an option to purchase Shares granted under
         Section 6(b) of the Plan.

                 "Other Stock-Based Award" means a right granted under Section 6(g) of the Plan.

                 "Participant" means an employee of or consultant to the Company or any Affiliate designated to be granted any other Award under the Plan.

                 "Performance Award" means a right granted under Section 6(e) of the Plan.

                 "Restricted Period" means the period of time during which an Award of Restricted Stock or Restricted Stock Units is subject to transfer restrictions and potential forfeiture.

                 "Restricted Stock" means a Share granted under Section 6(d) of the Plan.

                 "Restricted Stock Unit" means a right granted under Section 6(d) of the Plan that is denominated in Shares.

                 "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as applicable with respect to the Company at a given time.

                 "Section 16" means Section 16 of the Exchange Act and the rules and regulations thereunder, or any successor provision, rule, or regulation in effect at a given time.

                 "Section 16 Reporting Person" means a person who is a director or officer of the Company for purposes of Section 16.

                 "Shares" means shares of the Company's common stock, no par value per share, or such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

                 "Stock Appreciation Right" means a right granted under Section 6(c) of the Plan.


Section 3.  Administration

         The Committee shall administer the Plan. Subject to the terms and limitations set forth in the Plan, and to applicable law, the Committee's authority shall include without limitation the power to:

                          (a)     designate Participants;





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                          (b)     determine the types of Awards to be granted
                 and the times at which Awards will be granted;

                          (c) determine the number of Shares to be covered by Awards and any payments, rights, or other matters to be calculated in connection therewith;

                          (d) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards;

                          (e) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other securities or property, or canceled, forfeited, or suspended;

                          (f) determine how, whether, to what extent, and under what circumstances cash, Shares, other Awards, other securities or property, or other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the holder thereof or of the Committee;

                          (g) determine the methods and procedures for establishing the value of any property (including, without limitation, Shares or other securities) transferred, exchanged, given, or received with respect to the Plan or any Award;

                          (h) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;

                          (i)     designate Options as Incentive Stock Options;

                          (j) interpret and administer the Plan, Award Agreements, Awards, and any contract, document, instrument, or agreement relating thereto;

                          (k) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;

                          (l)     decide all questions and settle all
                 controversies and disputes which may arise in connection with the Plan, Award Agreements, or Awards;

                          (m) delegate to one or more other directors of the Company (who need not be "disinterested persons" within the meaning of Rule 16b-3) the authority to designate and grant Awards to eligible Participants, provided such Participants are not Section 16 Reporting Persons;

                          (n) make any other determination and take any other action that the Committee deems necessary or desirable





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                 for the interpretation, application, or administration of the
                 Plan, Award Agreements, or Awards.

         All designations, determinations, interpretations, and other decisions under or with respect to the Plan, Award Agreements, or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding. To the extent that and for so long as the Committee may delegate to one or more other directors its authority to designate Participants and grant Awards as permitted by subsection (m) above, subsequent references in the Plan to the "Committee" shall be construed to include such other director or directors acting pursuant to such delegated authority.


Section 4.  Shares Available for Awards

                 (a) Shares Available. Subject to adjustment as provided in Section 4(b):

                          (i)     Initial Authorization.  There shall be
                 300,000 Shares initially available for issuance under the Plan.

                          (ii) Acquired Shares. In addition to the amount set forth above, up to 300,000 Shares acquired by the Company subsequent to the Effective Time as full or partial payment for the exercise price for an Option or any other stock option granted by the Company, or otherwise acquired by the Company, in open market transactions or otherwise, may thereafter be included in the Shares available for Awards. Except as otherwise provided in paragraph (iii) below, if any Shares covered by an Award or to which an Award relates are forfeited, or if an Award expires, terminates, or is canceled, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan by reason of such Award, to the extent of any such forfeiture, expiration, termination, or cancellation, may thereafter be available for further granting of Awards and included as acquired Shares for purposes of the preceding sentence.

                          (iii)   Accounting for Awards. For purposes of this
                 Section 4:

                                  (A)      if an Award (other than a Dividend
                          Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, to the extent determinable on such date, and, insofar as the number of Shares is not then





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                          determinable, under procedures adopted by the
                          Committee consistent with the purposes of the Plan;
                          and

                                  (B)      Dividend Equivalents and Awards not
                          denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

                 provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or restricted stock awards or stock options granted under any other plan of the Company may be counted or not counted under procedures adopted by the Committee in order to avoid double counting; and, provided further, that in no event shall any Shares that otherwise become available for further Awards pursuant to the last sentence of paragraph (ii) above be available or counted as available for any Award to a Section 16 Reporting Person if such Share may not be so counted for purposes of Rule 16b-3.

                          (iv) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of Shares reacquired by the Company, including but not limited to Shares purchased on the open market.

                 (b) Adjustments. Upon the occurrence after the Effective Time of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or extraordinary transaction or event which affects the Shares, then the Committee shall have the authority to make such adjustment, if any, in such manner as it deems appropriate, in (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) outstanding Awards, including, without limitation, the number and type of Shares (or other securities or property) subject thereto, and (iii) the grant, purchase, or exercise price with respect to outstanding Awards, and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.





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Section 5.  Eligibility

         Any employee of or consultant to the Company or any Affiliate, including any officer or officer-director of the Company (but excluding any member of the Committee (but not excluding any otherwise eligible director to whom authority may be delegated under Section 3(m) of the Plan), excluding any person who serves only as a director of the Company, and excluding any consultant to the Company or an Affiliate who is not rendering services pursuant to a written agreement with the entity in question or who would not be considered an "employee" under the instructions to Securities and Exchange Commission Form S-8 or such successor form or may be in effect at the relevant time), as may be selected from time to time by the Committee or by the directors to whom authority may be delegated pursuant to Section 3(m) hereof in its or their discretion, is eligible to be designated a Participant with respect to any Award, except that an Other Stock-Based Award may not be granted to a Section 16 Reporting Person.


Section 6.  Awards

                 (a)  [INTENTIONALLY OMITTED.]

                 (b) Options. The Committee is authorized to grant Options to eligible Participants.

                          (i) Committee Determinations. Subject to the terms and limitations of the Plan, the Committee shall determine:

                                  (A) the number of Shares subject to each Option and the exercise price per Share;

                                  (B)      the term of each Option;

                                  (C) the time or times at which an Option may be exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made; and

                                  (D) whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         Any Option intended to be an Incentive Stock Option shall be so designated in the Award Agreement evidencing such Option, and the terms and conditions of any Option intended to be





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         Incentive Stock Option shall be such as are determined by the
         Committee, after consulting with Company counsel, to be necessary, appropriate, or advisable to cause such Option to comply at the time of grant in all respects with all applicable requirements of Section 422 of the Code (or any successor thereto then in effect) and any regulations promulgated thereunder. The Committee may impose such additional or other conditions or restrictions on any Option as it deems appropriate and as are not inconsistent with the terms of the Plan.

                          (ii) Other Terms. Unless otherwise determined by the Committee:

                                  (A)      A Participant electing to exercise
                          an Option shall give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the aggregate exercise price of the Shares elected for exercise.

                                  (B)      At the time of exercise of an
                          Option, payment in full in cash shall be made for all Shares then being purchased.

                                  (C)      If the employment of or consulting
                          arrangement with a Participant terminates for any reason (including termination by reason of the fact that an entity is no longer an Affiliate) other than the Participant's death, the Participant may thereafter exercise the Option as provided below, except that the Committee may terminate the unexercised portion of the Option concurrently with or at any time following termination of the employment or consulting arrangement (including termination of employment upon a change of status from employee to consultant) if it shall determine that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate. If such termination is voluntary on the part of the Participant (other than by reason of retirement of an employee-Participant on or after normal retirement date), the Option may be exercised only within ten days after the date of termination. If such termination is involuntary on the part of the Participant, if an employee-Participant retires on or after normal retirement date, or if the Participant's employment or consulting relationship is terminated by reason of his Disability, the Option may be exercised within three months after the date of termination or retirement. For purposes of this subsection (D), a





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                          Participant's employment or consulting arrangement
                          shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or
                          (iii) by virtue of a change of status from employee to consultant or from consultant to employee, except as provided above.

                                  (D) If a Participant dies at a time when entitled to exercise an Option, then at any time or times within one year after death such Option may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to death. The Company may decline to deliver Shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised, such Option shall expire at the end of such period.

                                  (E)      An Option may be exercised only if
                          and to the extent such Option was exercisable at the date of termination of employment or the consulting arrangement, and an Option may not be exercised at any time when the Option would not have been exercisable had the Participant's employment or consulting arrangement continued.

                          (iii) Restoration Options. At the time of grant of an Option (for purposes of this subsection, an "original Option") that is not itself a Restoration Option (as hereinafter defined), or at the time a Restoration Option arises, or at any other time while the grantee continues to be eligible for Awards and the original Option or a Restoration Option (either, a "predecessor Option") is outstanding, the Committee may provide that the predecessor Option shall carry with it a right to receive an Option (for purposes of this subsection, a "Restoration Option") if, while still eligible to be granted an Option, the grantee exercises the predecessor Option (or a portion thereof) and pays some or all of the applicable exercise price in Shares that have been owned by the grantee for at least six months prior to exercise. In addition to being subject to any other terms and conditions (including additional limitations on exercisability) that the Committee deems appropriate, and except to the extent the Committee otherwise provides with respect to a given Restoration Option, each Restoration Option shall be subject to the following:

                                  (A)      the number of Shares subject to the
                          Restoration Option shall be the lesser of:  (x) the





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                          number of whole Shares delivered in exercise of the
                          predecessor Option, and (y) the number of Shares available for grant under the Plan at the time the Restoration Option arises;

                                  (B) the Restoration Option automatically shall arise and be granted (if ever) at the time of payment of the exercise price in respect of the predecessor Option;

                                  (C)      the per Share exercise price of the
                          Restoration Option shall be the Fair Market Value of a Share on the date the Restoration Option arises;

                                  (D)      the expiration date of the
                          Restoration Option shall be the same as that of the predecessor Option;

                                  (E)      the Restoration Option shall first
                          become exercisable six months after it arises; and

                                  (F)      the Restoration Option shall be a
                          Nonqualified Stock Option.

                 (c) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to eligible Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the Committee shall determine the grant price, term, methods of exercise and settlement of such Stock Appreciation Right, the effect thereon of termination of the Participant's employment and/or consulting relationships, and any other terms of the Stock Appreciation Right the Committee deems appropriate, and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

                 (d)      Restricted Stock and Restricted Stock Units.

                          (i) Grants. The Committee is authorized to grant to eligible Participants Awards of Restricted Stock, which shall consist of Shares, and Awards of Restricted Stock Units, which shall give the Participant the right to receive cash, Shares, other securities, other Awards, or other property, in each case subject to the





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                 termination of the Restricted Period for such Award determined by the Committee.

                          (ii)    Restrictions. The Restricted Period
                 determined by the Committee for Restricted Stock and Restricted Stock Units may differ among Participants, and any Restricted Period may have different expiration dates with respect to portions of Shares or Units covered by the same Award. During the applicable Restriction Period, Restricted Stock Units and Restricted Stock shall be nontransferable (except as provided in Section 6(h)(v) of the Plan) and subject to forfeiture as provided in subsection (iv) of this
                 Section 6(d)(ii). Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units also shall be subject to such other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may determine. Unless the Committee shall otherwise determine, any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of such Shares shall be subject to the restrictions contained in the applicable Award Agreement. Subject to the aforementioned restrictions and the provisions of the Plan, Participants shall have all of the rights of a stockholder with respect to Shares of Restricted Stock.

                          (iii) Certificates.  Any Shares granted as Restricted
                 Stock shall be evidenced by certificates bearing such restrictive transfer legends as the Committee determines to be advisable in order to prevent impermissible transfer of the Shares prior to the end of the applicable Restricted Period, and such certificates shall be retained in the possession of the Company until the Shares no longer are subject to forfeiture. Each Award Agreement concerning an Award of Restricted Stock shall include the grantee's consent to transfer to the Company of any forfeited Restricted Stock without the need for any further consent, direction, or other action by the grantee.

                          (iv) Forfeiture. Except as otherwise determined by the Committee:

                                  (A)      If the employment of or consulting
                          arrangement with a Participant terminates for any reason (including termination by reason of the fact that any entity is no longer an Affiliate), other than the Participant's death or Disability or, in the case of an employee, retirement on or after





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                          normal retirement date, all Shares of Restricted
                          Stock and all Restricted Stock Units theretofore awarded to the Participant which are still subject to restrictions shall upon such termination of employment or the consulting relationship be forfeited and (in the case of Restricted Stock) transferred back to the Company. For purposes of this subsection (A), a Participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) other than as provided in subsection (D) of this Section 6(d)(iv), by virtue of a change of status from employee to consultant or from consultant to employee.

                                  (B)      If a Participant ceases to be
                          employed or retained by the Company or an Affiliate by reason of death or Disability, or if following retirement a Participant continues to have rights under an Award of Restricted Stock or Restricted Stock Units and thereafter dies, the Award shall fully vest and no longer be subject to forfeiture.

                                  (C) If an employee ceases to be employed by the Company or an Affiliate by reason of retirement on or after normal retirement date, the restrictions contained in the Award of Restricted Stock shall continue to lapse in the same manner as though employment had not terminated.

                                  (D)  However, notwithstanding the provisions
                          of subsections (B) and (C) above, if a Participant continues to hold an Award of Restricted Stock or Restricted Stock Units following termination of his employment or consulting arrangement (including retirement and termination of employment upon a change of status from employee to consultant), the Restricted Stock or Restricted Stock Units which remain subject to restrictions shall nonetheless be forfeited, and (in the case of Restricted Stock) transferred back to the Company, if the Committee at any time thereafter determines that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate.

                                  (E)      At the expiration of the Restricted
                          Period as to Shares covered by an Award of Restricted Stock, or as to Restricted Stock Units to be settled in Shares, the Company shall deliver





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                          the Shares as to which the Restricted Period has
                          expired, as follows:

                                        (1)     if an assignment to a trust has
                                  been made in accordance with Section
                                  6(h)(v)(B)(2)(c), to such trust; or

                                        (2)     if the Restricted Period has
                                  expired by reason of death and a beneficiary has been designated in form approved by the Company, to the beneficiary so designated; or

                                        (3)     in all other cases, to the
                                  Participant or the legal representative of the Participant's estate.

                 (e) Performance Awards. The Committee is authorized to grant Performance Awards to eligible Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and the other terms and conditions of any Performance Award, including the effect upon such Award of termination of the Participant's employment and/or consulting relationships, shall be determined by the Committee.

                 (f) Dividend Equivalents. The Committee is authorized to grant to eligible Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

                 (g) Other Stock-Based Awards. The Committee is authorized to grant to eligible Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants may not be made to Section 16 Reporting Persons. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this
         Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination of the foregoing, as the Committee shall determine.

                 (h)      General.

                          (i)     Effect of Incentive Stock Option
                 Disqualification. If an Option intended to be an Incentive Stock Option (or any portion of such Option) for any reason does not qualify as an incentive stock option under the Code, whether at the time of grant or subsequently, such failure to qualify shall not invalidate the Option (or Option portion), and instead the nonqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option irrespective of the manner in which it is designated in the applicable Award Agreement.
                          (ii) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                          (iii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with (or, except in the case of a Substituted Option, in substitution for) any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under another plan of the Company or an Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                          (iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. Notwithstanding the foregoing, however, the Committee shall not have discretion or authority to settle an exercised Substituted Option in any form other than in Shares, to settle such a Substituted Option in installments, or to defer settlement of such a Substituted Option, without the prior written consent of the holder.

                          (v)     Limits on Transfer of Awards.

                                  (A)      Except as the Committee may
                          otherwise determine, no Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned, or otherwise transferred in any manner, and any attempt to do any of the foregoing shall be void and unenforceable against the Company.

                                  (B)      Notwithstanding the provisions of
                          paragraph (A) above, except as provided in paragraph
                          (C) below:

                                           (1)     An Option may be transferred:

                                                   (a)      to a beneficiary
                                           designated by the Participant in
                                           writing on a form approved by the
                                           Committee; or

                                                   (b)      by will or the
                                           applicable laws of descent and
                                           distribution to the personal
                                           representative, executor or
                                           administrator of the Participant's
                                           estate.

                                           (2)     A Participant may assign or
                                  transfer rights under an Award of Restricted
                                  Stock or Restricted Stock Units:

                                                   (a)      to a beneficiary
                                           designated by the Participant in
                                           writing on a form approved by the
                                           Committee;

                                                   (b)      by will or the
                                           applicable laws of descent and
                                           distribution to the personal
                                           representative, executor or
                                           administrator of the Participant's
                                           estate; or

                                                   (c)      to a revocable
                                           grantor trust established by
                                           the Participant for the sole benefit
                                           of the Participant during the
                                           Participant's life, and under the
                                           terms of which the Participant is
                                           and remains the sole trustee until
                                           death or
                                           physical or mental incapacity. Such
                                           assignment shall be effected by a
                                           written instrument in form and
                                           content satisfactory to the
                                           Committee, and the Participant shall
                                           deliver to the Committee a true copy
                                           of the agreement or other document
                                           evidencing such trust. If in the
                                           judgment of the Committee the trust
                                           to which a Participant may attempt
                                           to assign rights under such an Award
                                           does not meet the criteria of a
                                           trust to which an assignment is
                                           permitted by the terms hereof, or
                                           if, after assignment (whether
                                           because of amendment, by operation
                                           of law, or for any other reason)
                                           such trust no longer meets such
                                           criteria, such attempted assignment
                                           shall be void and may be disregarded
                                           by the Committee and the Company and
                                           all rights to any such Awards shall
                                           revert to and remain solely in the
                                           Participant. Notwithstanding a
                                           qualified assignment, the
                                           Participant, and not the trust to
                                           which rights under such an Award may
                                           be assigned, for the purpose of
                                           determining compensation arising by
                                           reason of the Award shall continue
                                           to be considered an employee or
                                           consultant, as the case may be, of
                                           the Company or an Affiliate, but
                                           such trust and the Participant shall
                                           be bound by all of the terms and
                                           conditions of the Award Agreement
                                           and this Plan. Shares issued in the
                                           name of and delivered to such trust
                                           shall be conclusively considered
                                           issuance and delivery to the
                                           Participant.

                                           (3)     The Committee shall not
                                  permit Section 16 Reporting Persons to
                                  transfer or assign Awards except as and to the extent (if any) permitted under Rule 16b-3.

                                  (C)      The Committee, the Company, and its
                          officers, agents, and employees may rely upon any beneficiary designation, assignment, or other instrument of transfer, copies of trust agreements, and any other documents delivered to any of them by or on behalf of a Participant, which they believe genuine, and any action taken by any of them in reliance thereon shall be conclusive and binding upon the Participant, the personal representatives of the Participant's estate, and all persons asserting a claim based on an Award to the Participant. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted hereunder, shall constitute the Participant's irrevocable undertaking to hold the Committee, the Company, and its officers, agents, and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary until it receives indemnity against claims of third parties satisfactory to the Company.

                          (vi) Change in Control. (A) Notwithstanding any of the provisions of this Plan or any Award Agreement, upon a Change in Control of the Company (as hereinafter defined) the vesting of all rights of Participants under outstanding Awards shall be accelerated and all restrictions thereon shall terminate in order that Participants may fully realize the benefits intended to be made available under such Awards.
                 Such acceleration shall include, without limitation, the immediate exercisability in full of all Options and the termination of restrictions on Restricted Stock and Restricted Stock Units. Further, upon such Change in Control, in addition to the Committee's authority set forth in Section 4(b), the Committee, as constituted before such Change in Control, is authorized and has sole discretion, as to any Award, to take any one or more of the following actions: (i) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity or other person giving rise to such Change in Control;
                 (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (iii) provide for the purchase of any such Award (other than a Substituted Option), upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable.

                          (B) A Change in Control shall occur if, after the Effective Time:

                                  (1)      any "person" or "group" (as such
                          terms are used in Sections 13(d) and 14(d) of the Exchange Act and the regulations thereunder), other than pursuant to a transaction or agreement previously approved by the Board (whether before, at, or after the Effective Time and including, but not limited to, a transaction or agreement contemplated by the Reorganization Agreement), directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of voting securities representing 30 percent or more of the combined voting power of all outstanding voting securities of the Company;

                                  (2) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the appointment or nomination for election by the Company's stockholders of each new director during such period has been approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

                                  (3)      the stockholders of the Company
                          approve (i) an agreement to merge or consolidate the Company in a transaction in which the Company is not the surviving entity, (ii) an agreement to sell or dispose of substantially all of the Company's assets, or (iii) a plan to liquidate the Company, unless, in the case of an event described in (i), (ii), or
                          (iii), the Board determines prior to the occurrence of the event that the effects described in Section 6(h)(vi)(A) will not apply with respect to such event.

                          (vii)   Cash Settlement. Notwithstanding any
                 provision of this Plan or of any Award Agreement to the contrary, any Award outstanding hereunder, other than a Substituted Option, may at any time be canceled in the Committee's sole discretion upon payment of the value of such Award to the holder thereof in cash or in another Award hereunder, such value to be determined by the Committee in its sole discretion.

                          (viii) Certain Securities Law Considerations. The Company intends, as soon as possible after the Effective time, to register with the Securities and Exchange Commission on Form S-8 the total number of Shares that may be acquired by Participants under the Plan. Until such Form S-8 Registration Statement is filed and effective no Awards shall be granted under the Plan.

                          (ix) Award Agreements. Each Award shall be evidenced by an Award Agreement in such form as the Committee shall prescribe.


Section 7.  Amendment, Suspension, or Termination; Certain Other Matters.

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                 (a) Amendments, Suspension, or Termination. The Board may amend, suspend, or terminate the Plan or any portion thereof at any time, with or without stockholder approval, and the Board or the Committee may amend any outstanding Award; provided, however, that (i) no Plan amendment shall be effective until approved by stockholders of the Company, insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the conditions of Rule 16b-3 or any applicable requirements of a national securities exchange or the NMS or to permit the further grant of Incentive Stock Options, and
         (ii) without the consent of an affected Participant no amendment of the Plan or of any Award may impair the rights of the Participant under any outstanding Award.

                 (b) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof or a Change in Control as defined in Section 6(h)(vi) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to holders of outstanding Awards under the Plan.

                 (d)      Correction of Defects, Omissions, and
         Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.


Section 8.  Miscellaneous

                 (a) No Rights to Awards. Subject only to the express requirements of the Plan, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan, and no Participant or other person shall have any claim to be granted any Award. The terms and conditions of Awards of the same type, and the determination of the Committee to grant a waiver or modification of the terms and conditions of any Award, need not be the same with respect to each Participant.

                 (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

                 (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

                 (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Award Agreement or another written agreement with the Participant.

                 (e) Governing Law. Except to the extent, if any, preempted by Federal law, the validity, construction, and effect of the Plan, any rules and regulations relating to the Plan established by the Committee, and any Award Agreement shall be determined in accordance with the laws of the State of Michigan.

                 (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                 (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                 (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                 (i) Stockholder Status. Neither the grantee of an Award, nor any other person to whom the Award or the grantee's rights thereunder may pass, shall be, or have any right or privileges of, a holder of Shares in respect of any Shares issuable pursuant to or in settlement of such Award, unless and until certificates representing such Shares have been issued in the name of such grantee or other person.

                 (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.  Effectiveness and Duration

         The Plan shall be effective as of the date of its approval by the Company's stockholders and shall continue in effect thereafter until terminated by the Board.



Adopted by the Board of Directors of the Company:  April 3, 1996
Approved by the Stockholder of the Company:  April 20, 1996